SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
25. SUBSEQUENT EVENTS

a) Common Shares, Restricted Common Shares and Warrants

During the period from January 1, 2013 until August 30, 2013, the Company issued an aggregate of 3,786,014 common shares, which vested upon issuance, to various vendors in order to settle outstanding liabilities totaling $2,223. On February 5, 2013, the Company issued an aggregate of 43,931 common shares, which vested upon issuance, to an ex-director in order to settle outstanding liabilities of approximately $44.

On April 9, 2012, 750,000 warrants were issued to a third party. On January 23 and 24, 2013, the warrants were exercised and the Company issued an aggregate of 620,149 common shares.

On April 1, 2013, the Company granted (except for the grants described in (ii) below which were granted per the terms of their employment agreements) and issued the following common shares: (i) 13,452,038 common shares to the Chairman, Mr. Zolotas, and 2,373,308 common shares to top management employees, of which 40% vested upon issuance and the remaining shares will vest 30% on April 1, 2014 and 30% on April 1, 2015, granted in recognition of the significant work performed by these individuals in connection with the Restructuring of the Company; (ii) 266,964 and 436,851 common shares to Nicholas G. Fistes, the former Chairman, and Mr. Zolotas, respectively, in connection with their 2012 annual base salaries under the terms of their respective employment agreements, which vested upon issuance; (iii) 1,267,603 common shares to employees and consultants, which vested upon issuance, granted in recognition of the significant work performed by these individuals in connection with the Restructuring of the Company; (iv) 700,000 common shares to non-executive directors, which vested upon issuance; (v) 16,399,703 shares to the former Chairman, Nicholas G. Fistes, after his resignation as part of his compensation package, which vested upon issuance; (vi) 4,166,667 shares to one of the Company’s executive officers, after his resignation and as part of his compensation package, which vested upon issuance and (vii) 30,000 shares to two employees after their resignation and as part of their compensation packages, which vested upon issuance. The 2,373,308 common shares granted in (i) and all of the shares granted in (iii), (iv) and (vi) are subject to anti-dilution provisions, in the event of any reverse stock split within 18 months from the grant date.

On May 16, 2013, the Company authorized the issuance to a third party of a two-year warrant to purchase 1,666,667 common shares in exchange for $250,000, with an exercise price of $0.15.

On May 31, 2013, the Company issued 5,083,769 common shares to Mr. Zolotas in connection with his 2013 annual base salary under the terms of his employment agreement, which vested upon issuance.

b) Lease Agreements

On January 1, 2013, the Company entered into two six-month lease agreements with Terra Norma A.E., which is controlled by Mr. Zolotas, the Company’s Chairman, Chief Executive Officer and member of the Company’s Board of Directors in relation to office parking space for a monthly aggregate rate of approximately €2,400.

In addition, on January 1, 2013, the Company amended certain of its office rental agreements with Terra Stabile, which is also controlled by Mr. Zolotas (refer to Notes 21 and 23). According to the amendments, the aggregate monthly rate of approximately €27,200 was reduced to approximately €17,400 for the next two years.

Following the above mentioned agreements and amendments the committed rent payments to Terra Stabile A.E. and Terra Norma are:

December 31, 2013	$294
December 31, 2014	275
December 31, 2015	438
December 31, 2016	445
December 31, 2017	451
Thereafter	1,873
$3,776

c) Compliance and Deficiency Notices from The NASDAQ Stock Market

On September 13, 2012, the Company received a written notification from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that it was not in compliance with NASDAQ Listing Rule 5450(a)(1) because the minimum bid price of the Company’s common shares was below $1.00 per share for the previous 30 consecutive business days (the “minimum bid price requirement”). Pursuant to the NASDAQ Listing Rules, the Company was granted a 180-day compliance period in respect of the violation to regain compliance with the requirements of the NASDAQ Listing Rules. On January 24, 2013, the Company received notification from the NASDAQ Listing Qualifications department that it had regained compliance with the minimum bid price requirement pursuant to NASDAQ Listing Rule 5450(a)(1), as the closing bid price of the Company’s common shares exceeded $1.00 for 10 consecutive business days.

On April 4, 2013, the Company received another written notification from NASDAQ indicating that the Company was not in compliance with NASDAQ Listing Rule 5450(a)(1) because the minimum bid price of the Company’s common shares was below the minimum bid price requirement. Pursuant to the NASDAQ Listing Rules, the Company has been granted a 180-day compliance period to regain compliance with the requirements of the NASDAQ Listing Rules. The compliance period for the minimum bid price requirement ends on October 1, 2013. During the compliance period, the Company’s common shares will continue to be listed and traded on The NASDAQ Global Select Market. Pursuant to the NASDAQ Listing Rules, the Company may regain compliance with the NASDAQ Listing Rules if the minimum bid price of its common shares equals at least $1.00 per share for ten consecutive business days at any time during the compliance period pursuant to NASDAQ Listing Rule 5810(c)(3)(A).

Additionally, the Company had not filed its Annual Report on Form 20-F for the fiscal year ended December 31, 2012 (the “Form 20-F”) before the due date of April 30, 2013 and therefore did not comply with Nasdaq Listing Rule 5250(c)(1) for continued listing. On May 16, 2013, the Company received a notice from NASDAQ (the “NASDAQ Letter”) stating that it was not in compliance with NASDAQ Listing Rule 5250(c)(1) (the “Rule”) because it did not timely file the Form 20-F with the Securities and Exchange Commission (the “SEC”). NASDAQ Listing Rule 5250(c)(1), in pertinent part, requires the Company to timely file all required periodic reports and other documents with the SEC. The NASDAQ Letter requested that the Company submit a plan to regain compliance with the Rule by July 15, 2013.

On July 10, 2013, the Company submitted to NASDAQ a plan to regain compliance with the Rule. After reviewing the Company’s plan to regain compliance, on August 5, 2013, NASDAQ granted an exception to enable the Company to regain compliance with the Rule. Under the terms of the exception, the Company must file its Form 20-F on or before September 2, 2013. As the Company is filing the Form 20-F before that date, it did not receive a notice of delisting of its common stock from NASDAQ.

d) Nickel Wire Transaction

On January 4, 2013, the Company, under a Nickel Purchase Agreement, acquired 3,750 grams of nickel wire (the “Nickel”) from N.M. Kandilis S.A. in exchange for 258,536,585 newly issued common shares of the Company. The shares were issued on March 1, 2013. The Nickel Purchase Agreement stated that the respective shares will be delivered for Nickel with a value of at least $212,000. In connection with the Nickel Purchase Agreement, two affiliates of N.M. Kandilis S.A., Vasileios Telikostoglou and Essential Holding LTD, entered into lock-up agreements with respect to the common shares of the Company to be issued under the Nickel Purchase Agreement. These lock-up agreements provided, among other things, that if the Nickel was not monetized within eighteen months of the date of the Nickel Purchase Agreement, then the lock-up agreements would be considered null and void and the shares would be cancelled. These affiliates also agreed in the lock-up agreements that if the Nickel was sold at a reduced price of at least a 45% discount of the agreed contractual sale price under the Nickel Purchase Agreement, the number of shares would be adjusted pro rata. The Company intended to use the investment of Nickel to provide collateral for loans funding its capital-intensive activities and to provide a platform upon which to execute its diversified growth strategy.

Following Company’s entry into the Nickel Purchase Agreement, PricewaterhouseCoopers Auditing Company S.A. (“PwC”), asked the Company’s audit committee to (i) conduct an investigation of the transaction between us and N.M. Kandilis S.A. within the scope of Section 10A of the Securities Exchange Act of 1934, as amended, (ii) investigate the origin of the Nickel, including its transfer from a Russian entity, its importation into the United Kingdom, the manner of its clearance through UK customs and whether N.M. Kandilis S.A. had proper title to the Nickel to effect the transaction, (iii) assess and report on the integrity of the Company’s management regarding the acquisition of the Nickel, (iv) assess whether the Company acquired legal ownership and good title of the Nickel and (v) advise as to any appropriate remedial action to be taken. The audit committee agreed with PwC’s request, and hired Debevoise & Plimpton LLP (“Debevoise”) to conduct the investigation.

The reports the Company had received from experts in the metals market, and used in connection with the closing of the Nickel transaction, valued much smaller quantities of nickel wire than the amount bought by the Company and the $212,000 valuation was an extrapolation derived by the Company’s management from the value of the Nickel per meter. While the investigation was ongoing, PwC hired a third party valuation analyst to perform an independent fair value analysis of the Nickel. The third party valuation analyst determined that the Nickel’s value was substantially less than the $212,000 in common shares paid as consideration for the Nickel. This substantially lower value was up to a 99% discount of the valuation used for the January 4, 2013 transaction. The Company believes the difference was partially due to a substantial illiquidity discount being placed on the Nickel due to the very large amount acquired. Further, the Company believes that prices received from the sale of the Nickel depend upon the country in which it is sold as well as the method of sale used. Company’s attempts to use the Nickel as collateral following its acquisition convinced the Company that it would be challenging to accomplish a sizable transaction due to the illiquid market.

Pursuant to a July 31, 2013 report to the audit committee, Debevoise concluded as follows:

•
It could not definitively confirm the source of the Nickel and did not see satisfactory documentation demonstrating the sale from its original manufacturer to N.M. Kandilis S.A. Although an investigator hired by Debevoise confirmed that certain Russian companies mentioned in the course of the investigation do manufacture nickel wire of similar characteristics to the Nickel in question, Debevoise noted that significant questions remain as to the way in which it was acquired. Debevoise further noted that, notwithstanding this, it did not identify any evidence of wrongdoing on the part of the Company’s management or any indication of wrongdoing on the part of N.M. Kandilis S.A.’s representative with whom the Company interfaced in connection with the Nickel transaction.

•
The Company’s management undertook limited due diligence in relation to the parties involved in the Nickel transaction, and tried to improve the documentary record after the transaction. This, for example, involved back-dating documents and seeking written assurances and affidavits from several persons involved, though it appeared that this was done in an attempt to properly document the transaction, as opposed to being intentionally done to deceive investors or other parties. Notwithstanding these matters, Debevoise did not find any evidence to suggest any wrongdoing on the part of the Company’s management, nor did it find any evidence that the Nickel transaction was done for potentially improper purposes.

•	It would be advisable for the Company’s management to undertake enhanced due diligence on any transaction outside its ordinary course of business, such as the Nickel transaction.

As a result of the difficulties in collateralizing the Nickel, the discrepancy in possible values of the Nickel and uncertainty as to the Nickel’s origin, the Company and N.M. Kandilis S.A. mutually agreed on May 24, 2013 to unwind the transaction, at which time the Nickel was returned to N.M. Kandilis S.A. and the common shares issued in the transaction were cancelled.

e) Time Charter Agreements

On January 5, 2013, the Company agreed with the charterer of Newlead Markela to reduce the daily base rate from approximately $18 to approximately $8 and to extend the period of the charter for one additional year, through February 2014. In addition, the Company will be entitled to a 50% profit sharing of the daily earnings of the charterer in excess of the base rate.

On February 5, 2013, the Company entered into a four to seven month, time charter agreement, at the charterers’ option, beginning February 10, 2013, for Newlead Victoria at a net of commission rate of approximately $7 per day. The time charter was completed on June 6, 2013.

f) Acquisition of Kentucky Property and Tennessee Property (refer to Note 5)

On February 12, 2013, the Company and the Owners agreed to extend the closing on the Kentucky property until no later than March 6, 2013, in exchange for $175 worth of restricted shares in the Company to be awarded at closing, and to extend the closing on the Tennessee property until no later than March 5, 2013, in exchange for $200 worth of shares in the Company to be awarded at closing.

On March 6, 2013, the sale was unable to close due to a lack of financing.

On March 18, 2013, the parties entered into a subsequent amendment (the “Kentucky Amendment”) to the agreement to acquire title and mineral excavation rights to approximately 7,695 acres of land in Kentucky, dated December 18, 2012 (the “Kentucky Agreement”), pursuant to which the parties agreed to further extend the closing date of the Kentucky Agreement, subject to the execution of certain definitive agreements and continued compliance by the Company with certain conditions. Under the terms of the Kentucky Amendment, the closing date was extended to February 18, 2014, but in no case later than promptly following a final commitment and closing of loans from a funding source to finance the remaining payments due by the Company. As consideration for this extension, the Company committed to (i) make and pay for certain improvements to the property in a minimum amount of $300, (ii) execute forbearance agreements with certain of the noteholders (the “Forbearance Agreements”), pursuant to which payments on the notes will be paid directly by the Company on a monthly basis, as discussed below, (iii) provide a non-refundable deposit of $400, (iv) provide a $175 cash payment in lieu of the Company stock not previously delivered in connection with a prior extension of the closing date and (v) deliver $175 of the Company’s stock. The Company is still evaluating the accounting to be followed in connection with the acquisition of this property.

The Forbearance Agreements provide that such noteholders will forbear from pursuing the rights and remedies available to them under the notes and the collateral security package until the earliest to occur of (a) the Company’s failure to comply in any respect with the obligations under the Forbearance Agreements, (b) the occurrence or discovery of an event of default under the Kentucky Agreement, as amended (the period beginning March 18, 2013 to the earliest of such dates being the “Forbearance Period”) or (c) February 18, 2014. Under the Forbearance Agreements, the Company was to pay to such noteholders monthly payments for a period of one year, with an aggregate of $400 per month due for the a three-month period, and approximately $1,100 due per month for nine-month period thereafter. Interest will accrue on these payments, until all principal on such notes have been paid, at rate of 10% per annum. Accumulated interest is not payable until the earlier of (i) the date of early payment of the principal amount of such notes or (ii) February 18, 2014. All amounts then-owing under the Kentucky Agreement, as amended, and the Forbearance Agreements will be accelerated and due in full upon the closing of a credit facility by the Company with a lending institution.  The Company has been unable to meet the obligations under the Forbearance Agreements and the Kentucky Amendment, and is currently in default under such agreements. To date, the noteholders have not initiated any actions against the Company based upon the continuing defaults.

Except with respect to the specific existing events of default contemplated under the Forbearance Agreements, the Forbearance Agreements do not constitute a forbearance or waiver of the noteholders’ rights at any time, including during the term of the Forbearance Agreements, to enforce any and all rights and remedies held under the Kentucky Agreement, as amended, the notes, the Collateral Security Package, or any other related document between the parties. Following the end of the Forbearance Period or following any actions taken by the noteholders based upon the continuing defaults by the Company, continued forbearance will only occur upon written agreement by the noteholders, upon terms and conditions satisfactory to the noteholders and in their sole discretion. If such continued forbearance is not secured, the noteholders shall have the right to enforce any and all rights available to them, including recovery of the full amount of the obligations owed and foreclosure on collateral thereunder. The Company is seeking the financing to consummate this transaction to satisfy its obligations as soon as possible. However, the Company has already missed the original expected closing date, and there can be no assurance that such financing will be secured on favorable terms, or at all. If appropriate financing is not secured, the transaction will not close, and, unless alternative terms are negotiated, the Company may be liable for damages and for any and all amounts owed.

On March 14, 2013, the Company entered into an amendment (the “Tennessee Amendment”) to the agreement to acquire ownership and leasehold interests in 18,335 acres in Tennessee containing coal and natural gas and other natural resources (the “Tennessee Agreement”), pursuant to which the Company was permitted to utilize the property through a one-year lease agreement, terminating February 15, 2014. The lease payments were to be $450 per month for a three-month period, followed by approximately $3,200 per month for the nine month period thereafter. The lease payments were applied towards reducing the amount of consideration owed by the Company under the Tennessee Agreement, as amended. The lease was to be terminated if any lease payment was not timely made. Further, upon any default under the lease, the Company must assign all rights under permits, mining contracts or other mining assets on the property to the seller of the property. The seller of the property was also be granted membership interests in the leasing party, our wholly-owned U.S. subsidiary, in order to secure obligations owed under the lease. Further, a portion of the Company’s obligation was evidenced by an approximate $23,000 on promissory note with a maturity date of February 15, 2015. The Company is still evaluating the accounting to be followed in connection with the acquisition of this property.

Under the terms of the Tennessee Amendment, the Company has also agreed to take all reasonable steps to secure financing to close the transaction as soon as possible, and will set a closing date as soon as practicable following a secure commitment of financing, but in any case before the end of the first year following the first lease payment under the Tennessee Amendment. Pursuant to the terms of the Tennessee Amendment, since the transaction has not closed by July 15, 2013, the remaining lease payments will now bear interest at a rate of 6% per annum, payable on the 15th date of each month, until closing occurs. Should closing not occur on or before March 15, 2014, the Tennessee Agreement, and any amendments thereto, shall terminate and be of no further force or effect. The Company has been unable to meet the obligations under the Tennessee Amendment, is currently in default under such agreement and no longer has the right to utilize the property. To date, the sellers have not initiated any actions against the Company based upon such continuing defaults. Because the Company has defaulted under the terms of Tennessee Amendment, in June 2013 the Company assigned all rights under permits, mining contracts or other mining assets on the property back to seller. While the Company intends to secure the financing to satisfy the Tennessee Agreement, as amended, there can be no assurance that such financing will be secured on favorable terms, or at all. If appropriate financing is not secured, the transaction will not close, and, unless alternative terms are negotiated, the Company may be liable to the parties for damages or any and all amounts owed under the agreements, which may adversely affect our business.

g) Coal Sale Purchase Agreements (Sale Agreements)

During 2012, New Lead JMEG LLC, a joint venture affiliate of the Company, entered into three Sale Purchase Agreements with two parties to supply approximately $575,800 of thermal coal, located in Kentucky, USA, which are subject to a variation of 5-10% in agreed tonnage supply. On October, 25, 2012, two of those Sale Purchase Agreements to supply approximately $65,300 of thermal coal with the same third party were assigned from the buyers to another third party, according to an addendum to the Sale Purchase Agreements. As a result of the assignments, a new Sale Purchase Agreement was signed. The commencement period of the new agreement begins with the first shipment of coal which is expected to commence during the fourth quarter of 2013 or as otherwise agreed. Additionally, on April 23, 2013, New Lead JMEG LLC and the third party mutually agreed to cancel the third Sale Purchase Agreement to supply approximately $510,500 of thermal coal.

In January and February 2013, New Lead JMEG LLC also entered into three Sale Purchase Agreements with two third parties to supply approximately $806,100 of thermal coal, which are subject to a variation of 5-10% in agreed tonnage supply, located in Kentucky, USA. In May and July 2013, New Lead JMEG LLC received notices of termination on the two of  those  Sale Purchase Agreements to supply approximately $245,100  of thermal coal to one of the third parties due to the ongoing defaults by New Lead JMEG LLC under the agreements. The third Sale Purchase Agreement was orally terminated by both parties due to the ongoing defaults by New Lead JMEG LLC under the agreement. As of August 30, 2013, the buyers of all three Sale Purchase Agreements have not initiated any actions against New Lead JMEG LLC based upon such defaults.

h) New Credit Facilities

On February 5, 2013, the Company issued a senior convertible promissory note to Good Faith Credit LLC (“Good Faith”), for up to $1,000 (the “Good Faith Note”). The Good Faith Note is due in one balloon payment on August 4, 2014. Borrowings under this Good Faith Note bear a fixed interest rate of 10% per annum on the unpaid principal balance and 5% per annum on the outstanding principal balance and any accrued and unpaid cash interest in Company’s common shares or cash, at the option of the Company. The Good Faith Note is convertible into common shares at a conversion price of $0.82 per share at holder’s option, at any time and from time to time.

On March 4, 2013, New Lead JMEG LLC entered into an additional agreement with a financial institution for a Credit Facility of up to $500. The facility was payable in one balloon payment due three months from the draw-down unless the lender agrees, in its sole discretion to extend to such date as the lender may determine. Borrowings under this facility bear a fixed interest rate of 24% per annum on the unpaid principal balance. On June 5, 2013, the facility was fully repaid.

On March 8, 2013, New Lead JMEG LLC entered into an agreement with a financial institution for a Revolving Credit Facility of up to $1,350. The facility is payable in one balloon payment due twelve months from the final draw-down unless the lender agrees, in its sole discretion, to extend to such date as the lender may determine. Borrowings under this facility bear a fixed interest rate of 24% per annum on the unpaid principal balance.

On June 19, 2013, the Company issued a senior convertible promissory note to Tiger Equity Partners Ltd. (“Tiger”) for up to $1,670 (the “Tiger Note”). The Tiger Note is due on June 19, 2014. Borrowings under this note bear a fixed interest rate of 8% per annum on the unpaid principal balance if paid in cash or 15% per annum on the outstanding principal balance if settled by issuance of shares of the Company, at the option of the Company. The Tiger Note also contains interest and anti-dulition adjustments under certain circumstances. The Tiger Note is convertible into common shares at a conversion price equal to 95% of the arithmetic average of the closing price of the Company’s common shares on the five trading days prior to and beginning with the date two business days before the maturity date or the conversion date.

i) Management Agreements

During the period from January 1, 2013 until August 30, 2013, the Company agreed, through its wholly-owned subsidiary Newlead Shipping, to perform part of the commercial, the technical and the operational management of three double-hulled oil tanker/asphalt carriers owned by a third party for a monthly fee of approximately $13per vessel. As of August 30, 2013, the Company performs the management of two double-hulled oil tanker/asphalt carriers. Management of the third double-hulled oil tanker/asphalt carrier is expected to commence during September 2013.

M/T Hiona and M/T Hiotissa were sold and delivered to their new owners on July 19, 2012 and July 27, 2012, respectively. After that dates, Newlead Shipping continued to have part of the commercial, the technical and the operational management of these vessels. On February 25, 2013, the Company received notices of redelivery and termination of the respective management agreements, which were effected during June 2013.

j) Appointments

In January 2013, following (i) the expiration of the term of the Class I Directors in the Company’s Annual General Meeting of Shareholders in 2012 and (ii) the resignation of Nicholas G. Fistes from his position as Class I Director and Chairman, the Company announced that Michael S. Zolotas, in addition to his other positions, would assume the role and responsibilities of Chairman of the Company. As such, the Company’s Board of Directors consists of one Class I Director, one Class II Director and two Class III Directors.

In March 2013, Spyros Gianniotis, a Class III Director since October 13, 2009, was appointed Deputy Chairman.

In March 2013, Antonis Bertsos, the Company’s Chief Financial Officer, was appointed President and Corporate Secretary.

k) Equity Incentive Plan

On March 13, 2013, the Second Amended and Restated 2005 Equity Incentive Plan (the “Plan”) was amended to increase the number of common shares reserved for issuance from 2,083,334 to 37,209,590 to better enable the Company to offer equity incentives to officers, directors, employees and consultants. In addition, the Plan provides for an annual increase in the total number of the Company’s common shares available for issuance under the Plan on the first day of each fiscal year of the Company beginning in fiscal year 2014, by 5% of the number of outstanding common shares of the Company on such date.

l)       (i) Accounts Payable Settlement (April 5, 2013)

On April 5, 2013, the Supreme Court of the State of New York, County of New York (the “Court”), entered an order (the “Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with a stipulation of settlement (the “Settlement Agreement”) between NewLead Holdings Ltd. and Hanover Holdings I, LLC, a New York limited liability company (“Hanover”), in the matter entitled Hanover Holdings I, LLC v. NewLead Holdings Ltd., Case No. 650964/2013 (the “Action”). Hanover commenced the Action against the Company on March 18, 2013 to recover an aggregate of $2,412 of past-due accounts payable of the Company, which Hanover had purchased from certain vendors of the Company pursuant to the terms of separate receivable purchase agreements between Hanover and each of such vendors (the “Assigned Accounts”), plus fees and costs (the “Claim”). The Assigned Accounts relate to certain legal, insurance, broker, bunker and consulting services provided by certain vendors of the Company. The Order provides for the full and final settlement of the Claim and the Action. The Settlement Agreement became effective and binding upon the Company and Hanover upon execution of the Order by the Court on April 5, 2013.

Pursuant to the terms of the Settlement Agreement approved by the Order, on April 5, 2013, the Company issued and delivered to Hanover 6,000,000 shares (the “Settlement Shares”) of the Company’s common shares. The Settlement Agreement provides that the Settlement Shares will be subject to certain adjustments for certain period (which is the shorter of the following: (a) the 50-consecutive trading day period commencing on the trading day immediately following the date of issuance of the initial Settlement Shares and (b) the consecutive trading day period commencing on the trading day immediately following the Initial Issuance Date and ending on the trading day that Hanover shall have received the aggregate cash proceeds from the resale of Settlement Shares) to reflect the intention of the parties that the total number of common shares to be issued to Hanover pursuant to the Settlement Agreement be based upon a specified discount to the trading volume weighted average price of the common shares for a specified period of time. Hanover should receive aggregate cash proceeds from the resale of Settlement Shares equal to the sum of (i) $3,135, representing 130% of the total amount of the Claim, and (ii) the total dollar amount of Hanover’s legal fees and expenses incurred in connection with the Action, subject to the cap set forth above (less $10 heretofore paid by the Company), supported by daily written reports to be delivered by Hanover to the Company. As a result, the Company ultimately may be required to issue to Hanover substantially more common shares than the number of Settlement Shares initially issued, subject to certain limitations.

In addition, the Settlement Agreement also provides that with respect to any single trading day during the period, Hanover shall not offer or sell any Settlement Shares on, or over the course of, such trading day in excess of a specified “Trading Limitation Threshold” of the average daily trading volume in the Company’s common shares. The Settlement Agreement further provides that in no event shall the number of shares of common shares issued to Hanover or its designee in connection with the Settlement Agreement, when aggregated with all other shares of Common Stock then beneficially owned by Hanover and its affiliates, result in the beneficial ownership by Hanover and its affiliates at any time of more than 4.99% of the Company’s common shares. Furthermore, the Settlement Agreement provides that, for so long as Hanover or any of its affiliates hold any common shares, Hanover and its affiliates are prohibited from, among other actions: (1) voting any common shares owned or controlled by Hanover or its affiliates, or soliciting any proxies or seeking to advise or influence any person with respect to any voting securities of the Company; or (2) engaging or participating in any actions, plans or proposals that relate to or would result in, among other things, (a) Hanover or its affiliates acquiring additional securities of the Company, alone or together with any other person, which would result in Hanover and its affiliates collectively beneficially owning, or being deemed to beneficially own, more than 9.99% of the Company’s common shares or other voting securities of the Company, (b) an extraordinary corporate transaction such as a merger, reorganization or liquidation of the Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (d) changes in the present board of directors or management of the Company, (e) material changes in the capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, (g) changes in the Company’s charter, bylaws or similar instruments or other actions which may impede the acquisition of control of the Company by any person, (h) causing a class of securities of the Company to be delisted or cease to be authorized to be quoted on an inter-dealer quotation system of a registered national securities association, (i) causing a class of equity securities of the Company to become eligible for termination of registration under Section 12(g)(4) the Exchange Act, or (j) any actions similar to the foregoing. These prohibitions may not be modified or waived without further order of the Court.

The issuance of Common Stock to Hanover pursuant to the terms of the Settlement Agreement approved by the Order is exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuance are approved by a court after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear.

Since the issuance of the Settlement Shares described above, Hanover demonstrated to the Company’s satisfaction that it was entitled to receive an aggregate of 6,850,000 additional shares (“Additional Settlement Shares”) based on the adjustment formula described above, and that the issuance of such Additional Settlement Shares to Hanover, in the amounts and at the times requested by Hanover during the Calculation Period, would not result in Hanover exceeding the beneficial ownership limitation set forth above. Accordingly, during the Calculation Period, the Company issued and delivered to Hanover an aggregate of 6,850,000 Additional Settlement Shares pursuant to the terms of the Settlement Agreement approved by the Order.

The Calculation Period expired on June 18, 2013 and the True-Up Date occurred on June 19, 2013. Based on the adjustment formula described above, Hanover was entitled to receive an aggregate of 11,995,826 VWAP Shares. Accordingly, since Hanover previously had received an aggregate of 12,850,000 Settlement Shares and Additional Settlement Shares, on the True-Up Date Hanover returned to the Company for cancellation 854,174 shares of Common Stock pursuant to the terms of the Settlement Agreement approved by the Order. No additional shares of Common Stock are issuable to Hanover pursuant to the Settlement Agreement.

         (ii) Accounts Payable Settlement (July 9, 2013)

On July 9, 2013, the Court entered an order (the “July Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act in accordance with a stipulation of settlement (the “July Settlement Agreement”) between NewLead Holdings Ltd. and Hanover in the matter entitled Hanover Holdings I, LLC v. NewLead Holdings Ltd., Case No. 155723/2013 (the “July Action”). Hanover commenced the July Action against the Company on June 21, 2013 to recover an aggregate of $7,206 of past-due accounts payable of the Company, which Hanover had purchased from certain vendors of the Company pursuant to the terms of separate receivable purchase agreements between Hanover and each of such vendors (the “July Assigned Accounts”), plus fees and costs (the “July Claim”). The July Assigned Accounts relate to certain legal, insurance, broker, bunker, consulting and other services and supplies provided by certain vendors of the Company. The July Order provides for the full and final settlement of the July Claim and the July Action. The July Settlement Agreement became effective and binding upon the Company and Hanover upon execution of the July Order by the Court on July 9, 2013.

Pursuant to the terms of the July Settlement Agreement approved by the July Order, on July 10, 2013, the Company issued and delivered to Hanover 61,000,000 shares (the “July Settlement Shares”) of the Company’s common stock. The July Settlement Agreement provides that the July Settlement Shares will be subject to certain adjustments for certain period (which is the shorter of the following: (a) the 120-consecutive trading day period (subject to extension as set forth in the July Settlement Agreement) commencing on the trading day immediately following the date of issuance of the July Settlement Shares (the “July Initial Issuance Date”), and (b) the consecutive trading day period commencing on the trading day immediately following the July Initial Issuance Date and ending on the trading day that Hanover shall have received the aggregate cash proceeds from the resale of July Settlement Shares) to reflect the intention of the parties that the total number of common shares to be issued to Hanover pursuant to the July Settlement Agreement be based upon a specified discount to the trading volume weighted average price of the common shares for a specified period of time. Hanover should receive aggregate cash proceeds from the resale of July Settlement Shares equal to the sum of (i) $9,727, representing 135% of the total amount of the July Claim, and (ii) the total dollar amount of Hanover’s legal fees and expenses incurred in connection with the July Action, subject to the cap set forth above, supported by daily written reports to be delivered by Hanover to the Company. As a result, the Company ultimately may be required to issue to Hanover substantially more common shares than the number of July Settlement Shares initially issued, subject to certain limitations.

In addition, the July Settlement Agreement also provides that with respect to any single trading day during the period, Hanover shall not offer or sell any July Settlement Shares on, or over the course of, such trading day in excess of the greater of (i) 15% of the worldwide average daily trading volume in the Company’s common shares on all national securities exchanges and automated quotation systems, if any, on which the common shares is listed or designated for quotation (as the case may be), excluding any sales of common shares by Hanover, for the 10 trading days immediately preceding such trading day and (ii) $65 worth of common shares. Hanover and the Company may modify this restriction by mutual written agreement.

The July Settlement Agreement further provides that in no event shall the number of shares of Company’s common shares issued to Hanover or its designee in connection with the July Settlement Agreement, when aggregated with all other shares of common shares then beneficially owned by Hanover and its affiliates, result in the beneficial ownership by Hanover and its affiliates at any time of more than 9.99% of the Company’s common shares.

The remaining terms of the July Settlement Agreement and July Order are substantially the same as the terms of the Settlement Agreement and Order executed in April.

m) The following sets forth the terms of the completed steps to the restructuring plan during the period from January 1, 2013 until August 30, 2013.

(i) Piraeus Bank Credit Facilities

On June 20, 2012, the Company entered into an agreement with Piraeus Bank that was subsequently amended on April 10, 2013 to proceed with the sale of two tanker vessels, Hiona and Hiotissa, for an aggregate amount of approximately $57,000 and to convert, subject to satisfaction of certain conditions precedent by the Company, the remaining outstanding debt of Hiona, Hiotissa and Grand Ocean, into common shares of the Company. The vessels were sold during July 2012 and the proceeds of such sale were applied towards (a) the prepayment of the total outstanding amounts due under the loan agreement for the two vessels, in an aggregate amount of approximately $51,100, (b) interest payable and (c) the payment of outstanding trade and vendor payments. On April 11, 2013, 46,250,000 common shares were issued to Piraeus Bank and vested immediately upon issuance. Pursuant to a Registration Rights Agreement entered into in connection with the agreement, as subsequently amended on April 10, 2013, Piraeus Bank may demand that the Company file a registration statement with respect to the shares, request that the Company file a registration statement on Form F-3 if the Company is entitled to use such form, or request that the common shares be covered by a registration statement that the Company is otherwise filing (i.e., piggy-back registration). On April 25, 2013, the Company was fully discharged and released from any and all obligations to Piraeus Bank under the credit facilities.

(ii) Portigon AG Credit Facility

On March 28, 2013, the Company agreed with Portigon AG (“Portigon”) to certain amendments to the credit facility, which include, among others, that: (a) the outstanding balance of $25,250 is to be payable in 3 quarterly installments of $300, followed by 5 quarterly installments of $375, followed by 15 quarterly installments of $475, followed by a balloon payment of $15,350 due on the last payment date (the first repayment installment shall be repaid on June 30, 2013 and the balloon installment shall be repaid on January 31, 2019), (b) the Company is waived from the application of the minimum security cover provisions set out in the original agreement as of the date of the amendment until the earlier of (i) the date on which the bank is satisfied that the security cover ratio is not less than 100% and (ii) December 31, 2013 (inclusive), and (c) the Company was waived from the application of the financial covenants as of the date of the amendment until June 30, 2013 (inclusive). In addition, the Company will pay to Portigon a non-refundable restructuring fee of $250 on or before September 30, 2013. Furthermore, it was agreed that Portigon will have the option to demand the sale of the vessel Newlead Victoria at any time that the market value of the vessel is at least equal to the amount of the loan outstanding on that date. Portigon will be entitled to 75% of the balance of the proceeds after repayment of the outstanding loan balance, any other amounts owed under the loan agreement (i.e. accrued interest), any direct sale costs approved by Portigon and any trade debt for an amount which will not exceed in aggregate $500. Moreover, the vessel’s excess cash must be applied towards the prepayment of the balloon installment, in accordance with the following, all as described in the amended loan facility: (i) if the Company is in compliance with the value to loan ratio, 50% of the excess cash must be applied towards prepayment of the loan facility; and (ii) if the Company is not in compliance with the value to loan ratio, 100% of the excess cash must be applied towards the prepayment of the loan facility. As of August 30, 2013, the Company is in defaultin certain covenants under this facility.

(iii) Capital lease obligation with Lemissoler Maritime Company W.L.L.

On January 30, 2013, the Company was formally released from all of its obligations and liabilities under the relevant finance lease documentation.

n) Mojave Finance Inc. Credit Facility

On January 9, 2013 and July 9, 2013, the loan facility was further amended. Pursuant to the second and the third amendments, the loan is payable after an eighteen-month period following the drawdown date, with the $3,000 repayment due on October 11, 2013. As of August 30, 2013, the Company is in default on the payments of this facility.